EXHIBIT 23




Consent of Ernst & Young LLP
Independent Auditors



We consent to the use of our report dated April 5, 1995, in this 1996 Annual Report (Form 10-KSB) of Acorn Venture
Capital Corporation for the year ended December 31, 1996.


                              Ernst & Young LLP
                              ----------------------
                              Ernst & Young LLP


Jacksonville, Florida
March 31, 1997